SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                   -------------------------------------------


                          AMENDMENT NO. 1 ON FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 March 29, 1995

                    ________________________________________


                           THERMO PROCESS SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-9549                           04-2925807
   (State or other             (Commission                    (I.R.S. Employer
   jurisdiction of             File Number)             Identification Number)
   incorporation or
   organization)


   12068 Market Street                                                   48150
   Livonia, Michigan                                                (Zip Code)
   (Address of principal executive offices)


                                                                (617) 622-1000
                                                (Registrant's telephone number
                                                          including area code)
PAGE

                                                                    FORM 8-K/A


   Item 7. Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits

        On March 29, 1995, Beheersmaatschappij J. Amerika N.V. ("J. Amerika"), a 65%-owned subsidiary of Thermo Process Systems Inc. (the "Company"), acquired all of the issued and outstanding capital stock of Refining and Trading Holland B.V., which conducts business under the name "North Refinery" ("North Refinery"), from Stalt Holding B.V., a Dutch petroleum trading company. The purchase price for North Refinery's stock was NLG 9,568,000 (approximately $6,180,000) and 228,570 shares of J. Amerika's capital stock, valued at NLG 1,328,000 (approximately $857,000). J. Amerika has also agreed to pay, after the fifth anniversary date of the closing, an amount equal to 20% of the amount by which the cumulative pretax profits of North Refinery's business over the five-year period ending on such anniversary exceeds NLG 5,000,000. Following this transaction, the Company owns 62% of the outstanding stock of J.Amerika.


            (a) Financial Statements of Business Acquired

                Attached hereto.



























                                        2PAGE

                                     REPORT

                                       to
                             the Board of Directors

                        REFINING AND TRADING HOLLAND B.V.
                                    DELFZIJL

                                       on
                              the 1993/94 accounts


























                                        3PAGE

                                TABLE OF CONTENTS


   SECTION                                                            PAGE
   -------                                                            ----

                                     REPORT

     1       Auditors' report
     2       General
     3       Adoption of the accounts and treatment of the loss
     4       Tax position

                                     ANNEXES

             Annual accounts
             ---------------
     1       Balance sheet at June 30, 1994
     2       Profit and loss account for 1993/94
     3       Notes to the accounts
     3.1     Accounting policies
     3.2     Notes to the balance sheet
     3.3     Notes to the profit and loss account
     3.4     Statement of source and application of funds

             Other Information
             -----------------
     4       Profit appropriation
     5       Special powers granted under the Articles of Association

























                                        4PAGE
   the Board of Directors
   REFINING AND TRADING HOLLAND B.V.
   DELFZIJL




   Groningen, January 10, 1995




   Dear Sirs:

   In accordance with our engagement to audit your company's accounts, we hereby report to you on the 1993/94 accounts.

   1.   AUDITORS' REPORT

   We have audited the annual accounts of Refining and Trading Holland B.V. of Delfzijl for the year 1993/94. We conducted our audit in accordance with auditing standards generally accepted in the Netherlands.

   In our opinion, these annual accounts give a true and fair view of the financial position of the Company at June 30, 1994 and of the result for the year then ended and also comply with the other Dutch legal requirements for annual accounts.

   2.   GENERAL

   Annual report and accounts

   The annual accounts and other information included in this report form part of the Company's statutory report and accounts for filing purposes, which also include the directors' report on the Company's state of affairs during the 1993/94 financial year, the situation at the balance sheet date and the prospects for 1994/95.

   3.   ADOPTION OF THE ACCOUNTS AND TREATMENT OF THE LOSS

   The Annual General Meeting has adopted the annual accounts for the 1992/93 financial year as drawn up by the Board of Directors. In accordance with the proposed appropriation of profit, the profit NLG 1,937,000 has been set against accumulated losses.

   Pending the decision to be taken by the Annual General Meeting, it has been proposed to deduct the loss of NLG 1,319,000 for the 1993/94 financial year from the general reserve. The accounts have been drawn up on the assumption that this proposal will be accepted.

   4.   TAX POSITION

   4.1  Corporation Tax

   On the basis of provisional calculations, the taxable loss for the 1993/94 year amounts to NLG 973,000. The breakdown is as follows:

                                        5PAGE

   (In thousands of guilders)

   Loss before taxation                                             (1,644)
   Depreciation based on current value, second revaluation             463
   Movement in difference in valuing stock                             (25)
                                                                    ------
                                                                    (1,206)

   Loss on participating interest                                       10
   Non-deductible expenses                                               2
                                                                    ------
                                                                    (1,194)

   Investment contribution (WIR)                                       221
                                                                    ------

   Loss for tax purposes                                              (973)
                                                                    ======

   Movements in the carry-over losses were as follows:
   Provisional loss for tax purposes                                  (973)
   Add: carry-back 1992/93                                             347
                                                                    ------

   Loss for tax purposes at June 30, 1994                             (626)
                                                                    ======

   Corporation tax recoverable                                         135
                                                                    ======

   4.2  Investment grants

   At June 30, 1994, the grants still receivable for investments made in previous years were made up as follows:
                                                                        NLG
                                                                    -------
   Grant for investments made after May 1, 1996:
   1987/88                                                           35,722
   1988/89                                                           33,754
   1989/90                                                           16,597
   1992/93                                                          134,517
                                                                    -------
                                                                    220,590
                                                                    =======

   Since the grants concerning investments made after May 1, 1986 may only be set off against corporation tax actually payable, the amounts receivable for that period have not been included in the 1993/94 accounts in connection with the loss. Therefore, an amount of NLG 220,590 has been included under Other operating expenses in the 1993/94 profit and loss account.

   Yours faithfully,
   for Moret Ernst & Young Accountants


   J. Helmus                  P. Snabel
                                        6PAGE

                                                                      ANNEXE 1
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL



   BALANCE SHEET AT JUNE 30, 1994
   (after proposed treatment of the loss)


   (In thousands of guilders)                  1993/94          1992/93
   --------------------------------------    -----------      -----------

                 ASSETS
   Fixed Assets
   Tangible fixed assets                             14,687           13,476
   Fixed asset investments                              265              275
                                                     ------           ------
                                                     14,952           13,751

   Current Assets
   Stocks                                    1,769               116
   Debtors                                     735               748
   Cash at bank and in hand                      3               941
                                            ------            ------
                                             2,507             1,805

   Current Liabilities                       6,032             2,194
                                            ------            ------
                                                     (3,525)            (389)
                                                     ------           ------
                                                     11,427           13,362
                                                     ======           ======

               LIABILITIES
   Provisions                                         2,190            2,495

   Investment grants equalisation account               685              356

   Capital and reserves                               8,552           10,511
                                                     ------           ------

                                                     11,427           13,362
                                                     ======           ======







                                        7PAGE

                                                                      ANNEXE 2
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   PROFIT AND LOSS ACCOUNT FOR 1993/94


   (In thousands of guilders)                   1993/94           1992/93
   --------------------------------------    -------------     -------------

   Net Turnover                              8,437            29,411
   Change in stocks of finished goods          276              (234)
                                            ------            ------

   Total Operating Income                             8,713           29,177

   Raw materials and consumables
   (including storage and freight)                    5,137           22,209
                                                     ------           ------

   Gross Profit                                       3,576            6,968

   Operating Expenses
   Personnel expenses                        1,796             1,866
   Depreciation                              2,255             2,263
   Other                                     1,956             1,794
                                            ------            ------

                                                      6,007            5,923
                                                     ------           ------

   Operating (Loss)/Profit                           (2,431)           1,045

   Realised portion of revaluation reserve              985              985
                                                     ------           ------

                                                     (1,446)           2,030

   Interest expense                            188                93
   Result from minority interest               (10)                -
                                            ------            ------

                                                        198               93
                                                     ------           ------

   (Loss)/Profit Before Taxation                     (1,644)           1,937

   Taxes                                                325                -
                                                     ------            -----

   Net (Loss)/Profit                                 (1,319)           1,937
                                                     ======           ======





                                        8PAGE

                                                                    ANNEXE 3.1
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS

   ACCOUNTING POLICIES

   General

   The annual accounts have been drawn up on the basis of current cost. The realised portion of the revaluation reserve formed at December 31, 1989 has been taken to the profit and loss account, whereas the realised portion of the revaluation of material fixed assets at June 30, 1992, has been taken directly to the distributable reserves.

   All amounts in the notes are in the thousands of guilders unless stated otherwise.

   Foreign Currency Translation

   Balance sheet items denominated in foreign currencies are translated into Dutch guilders at the rate of exchange ruling on the balance sheet date. Exchange differences are taken to the profit and loss account.

   In the profit and loss account, net turnover, costs and results are translated into Dutch guilders at the spot rates of exchange.

   The rate of exchange used for the U.S. dollar (the most important foreign currency) at the balance sheet date was NLG 1.79 (June 30, 1993; NLG 1.89).

   Tangible Fixed Assets

   Tangible fixed assets are carried at current cost net of straight-line depreciation based on their estimated useful lives.

   Fixed Asset Investments

   The participating interest included under this heading is stated at net asset value, being the Company's share in its capital and reserves.

   Stocks

   Stocks of raw materials and consumables are carried at the lower of cost and market value. Stocks of finished goods are carried at their estimated cost, which is based on their direct costs plus a mark-up for indirect costs. In valuing the stocks, allowance is made for the Company's hedging position at the end of the financial year.

   Debtors, Cash and Liabilities

   Debtors, cash and liabilities are included at face value. Debtors are stated net of a provision for doubtful debts. Debtors, cash and liabilities in foreign currency are translated into Dutch guilders at the rate of exchange ruling on the balance sheet date.


                                        9PAGE
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS (continued)

   ACCOUNTING POLICIES (continued)

   Provisions

   The provision for deferred taxation is formed for:

         the revaluation of tangible fixed assets, taking into account carry-over losses of previous years;
         timing differences in the valuation of stocks of finished products; deferred tax on IPR grants received.

   Provisions are included at face value.

   Investment Grants Equalisation Account

   IPR grants received are taken to the Investment grants equalisation account, net of tax payable at current rates, and taken to the profit and loss account (and deducted from depreciation) evenly over the term of depreciation of the assets concerned.

   Net Turnover

   Net turnover represents the proceeds of goods and services supplied to third parties, net of discounts and VAT.

   Taxes

   Taxes are calculated on the result at current rates, taking into account current tax facilities such as investment allowance, partly deductible items and loss relief.

   Recognition of Income and Expenses

   Income and expenses are recognised in the period in which they are earned or incurred.














                                       10PAGE
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS (continued)

   NOTES TO THE BALANCE SHEET

                                                     1993/94          1992/93
                                                     -------          -------
   Tangible Fixed Assets

   a) Buildings                                         973            1,042
   b) Plant and machinery                            13,571           12,248
   c) Other                                             143              186
                                                     ------           ------
                                                     14,687           13,476
                                                     ======           ======

                                                 a        b        c   Total
                                            ------   ------   ------  ------

   Book value at June 30, 1993               1,042   12,248      186  13,476
   Additions (replacements)                     29      394       27     450
   Additions (expansion)                        88    3,053        -   3,141
                                              (186)  (2,124)     (70) (2,380)
                                            ------   ------   ------  ------

   Book value at June 30, 1994                 973   13,571      143  14,687
                                            ======   ======   ======  ======

   Total of unrealised revaluations            273    4,922        -   5,195
   Accumulated depreciation                    632    9,500      485  10,617

   Rates of depreciation:
   a) 10% - 20% - 33 1/3%
   b) 5% - 10% - 20% - 33 1/3%
   c) 20% - 33 1/3% - 50%

   The current value at June 30, 1992 was assessed by a recognized firm of appraisers.

   The tangible fixed assets are situated on land held on a long lease covering an area of approximately 6.12.09 ha. The contractual ground rent amounts to NLG 7.24 per centiare for 3.06.00 ha and NLG 5.00 for 3.06.09 ha.

                                                     1993/94          1992/93
                                                     -------          -------
   Fixed Asset Investments

   Participating interest                                  -              10
   Loan                                                   15              15
   Mortgage loan                                         250             250
                                                     -------          ------
                                                         265             275
                                                     =======          ======

   In the 1992/93 financial year, a participating interest of 25% (NLG 10,000) was acquired in Grond- & Watersaneringstechnick Nederland B.V., Delfzijl. This Company was granted a loan of NLG 15,000.

                                       11PAGE
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS (continued)

   NOTES TO THE BALANCE SHEET (continued)

   The participating interest has been valued at zero because a start-up loss of approximately NLG 40,000 is expected for the extended 1993/94 financial year.

   No repayments have been received in the year under review on the long-term mortgage loan of NLG 250,000 which was still outstanding at June 30, 1992.


                                                     1993/94          1992/93
                                                     -------          -------
   Stocks

   Raw materials and consumables                      1,424               47
   Finished goods                                       345               69
                                                     ------           ------

                                                      1,769              116
                                                     ======           ======

   Debtors

   Group companies                                      302              410
   Taxes and social security                            178               84
   Investment grants and corporation tax                  -              140
   Other debtors, prepayments and accrued income        255              114
                                                     ------           ------

                                                        735              748
                                                     ======           ======

   Cash at Bank and in Hand

   Bank                                                   -              936
   Cash                                                   3                5
                                                     ------           ------

                                                          3              941
                                                     ======           ======

   Current Liabilities

   Bank overdraft                                     4,482                -
   Trade creditors                                    1,096              771
   Taxes and social security                             22               15
   Investment commitment                                 64              941
   Other creditors, accruals and deferred income        368              467
                                                     ------           ------

                                                      6,032            2,194
                                                     ======           ======

                                       12PAGE
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS (continued)

   NOTES TO THE BALANCE SHEET (continued)

   The bank overdraft is secured by:
         a first mortgage of NLG 5,000,000 on the real property in Delfzijl; a deed in which Stalt Holding B.V., Forsythe International B.V., Refining and Trading Holland B.V., Forsythe International Ltd., Forsythe Trading Services Ltd., Sovjet Dutch Trading Ltd. and Toboil Ltd. assume joint and several liability for the credit;
         a pledge of debtors of Sovjet Dutch Trading Ltd., Forsythe International B.V. and Toboil Ltd.;
         a pledge of stocks;
         documents to be received under a letter of credit;
         risk participation of second banker for a one-third share.


                                                     1993/94          1992/93
                                                     -------          -------

   Provisions

   Deferred taxation
   Balance at July 1                                  2,495            2,206
   Movements were as follows:
      On account of IPR grants received
        (35% of NLG 647,800)                            227              204
      On account of timing differences                    9              (10)
      On account of the profit for the year and
        the last available carry-over losses              -              639
      On account of tax payable on realised portion
        of revaluation reserve at December 31, 1989
        (35% of the NLG 985,000 taken to profit)       (345)            (345)
      On account of tax payable on realised portion
        of revaluation reserve at June 30, 1992
        (35% of NLG 463,200)                           (162)            (162)
      On account of IPR grants taken to profit
        (35% of NLG 96,600)                             (34)             (37)
                                                     ------           ------

   Balance at June 30                                 2,190            2,495
                                                     ======           ======

   The provision for deferred taxation relates to:
   Revaluation of tangible fixed assets at
    December 31, 1989 (first tranche)                 1,339            1,684
   Revaluation of tangible fixed assets at
    June 30, 1992 (second tranche)                      479              641
   Stock valuation difference                            12                3
   IPR grants received                                  360              167
                                                     ------           ------

                                                      2,190            2,495
                                                     ======           ======

   This provision is mainly long-term in nature.

                                       13PAGE
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS (continued)

   NOTES TO THE BALANCE SHEET (continued)

                                                     1993/94          1992/93
                                                     -------          -------

   Investment Grants Equalisation Account

   Balance at July 1                                    356               90
   Add:  IPR grants received, net of deferred tax       421              378
         transfer of deferred tax on account of
         provision taken to profit in the year
         under review                                    34               37
   Less: investment grants taken to profit received
         from 1992/93                                   (97)            (107)
         from previous years                            (29)             (42)
                                                     ------           ------

   Balance at June 30                                   685              356
                                                     ======           ======

   Capital and Reserves

   The breakdown is as follows:
   Paid-up and called-up share capital                4,638            4,638
   Share premium                                      1,070            1,070
   Revaluation reserve                                3,364            4,305
   General reserve/accumulated losses                  (520)             498
                                                     ------           ------

                                                      8,552           10,511
                                                     ======           ======

   Revaluation Reserve
   Balance at July 1                                  4,305            5,885
   Less: additional provision for deferred tax on
         the revaluation of tangible fixed assets
         on account of the profit for the year
         (no more carry-over losses after 1992/93)        -             (639)
         realised portion of revaluation of tangible
         fixed assets, first tranche                   (640)            (640)
         realised portion of revaluation of tangible
         fixed assets, second tranche                  (301)            (301)
                                                     ------           ------

   Balance at June 30                                 3,364            4,305
                                                     ======           ======

   General Reserve/Accumulated Losses
   Balance at July 1                                    498           (1,740)
   Net (loss)/profit after tax                       (1,319)           1,937
   Revaluation reserve realised                         301              301
                                                     ------           ------

   Balance at June 30                                  (520)             498
                                                     ======           ======

                                       14PAGE
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS (continued)

   NOTES TO THE BALANCE SHEET (continued)

   Commitments Not Shown on the Face of the Balance Sheet

   The Company has provided a bank guarantee of NLG 653,154 to the Collector of Customs and Excise in Winschoten.

   Head of the Group

   Refining and Trading Holland B.V. is a subsidiary of Stalt Holding B.V., The Hague.

   Published Consolidated Accounts

   The annual accounts of Refining and Trading Holland B.V. have been included in the consolidated accounts of Stalt Holding B.V., The Hague. The consolidated accounts have been filed at the Trade Registry in The Hague, where they are available for inspection.


















                                       15PAGE

                                                                    ANNEXE 3.3
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   NOTES TO THE ACCOUNTS (continued)

   NOTES TO THE PROFIT AND LOSS ACCOUNT

                                                     1993/94          1992/93
                                                     -------          -------
   Personnel Expenses

   Salaries (1992/93 including a bonus of 48
    for 1991/92)                                      1,496            1,583
   Pension costs                                         39               32
   Other social security charges                         67              112
   Other personnel expenses                             194              139
                                                     ------           ------
                                                      1,796            1,866
                                                     ======           ======

   The average number of people employed during the 1993/94 financial year was 24 (1992/93: 26).

                                                     1993/94          1992/93
                                                     -------          -------
   Depreciation

   Depreciation on tangible fixed assets based
    on historical cost                                  933              964
   Add:  additional depreciation on account of
         current value, first tranche                   985              985
         additional depreciation on account of
         current value, second tranche                  463              463
   Less: IPR grants taken to profit                    (126)            (149)
                                                     ------           ------
                                                      2,255            2,263
                                                     ======           ======

   Interest Expense

   Bank (including bank charges)                        204              109
   Other                                                (16)             (16)
                                                     ------           ------
                                                        188               93
                                                     ======           ======

   Taxes

   The 1993/94 profit and loss account discloses a corporation tax income item of NLG 325,000, which can be broken down as follows:

                                                                          NLG
                                                                      -------

   In connection with loss relief on the revaluation of tangible
    fixed assets, second tranche                                      162,000
   Carry-back                                                         135,000
   From previous years                                                 28,000
                                                                      -------
                                                                      325,000
                                                                      =======

                                       16PAGE

                                                                    ANNEXE 3.4
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL


   STATEMENT OF SOURCE AND APPLICATION OF FUNDS


                                                1993/94           1992/93
                                             -------------     -------------

   Source of Funds

   Net (loss)/profit                                 (1,319)           1,937
   Depreciation                                       2,255            2,263
                                                     ------           ------

   Cash flow                                            936            4,200
   IPR grants received                                  648              582
   Provision for deferred taxation to profit           (153)            (172)
                                                     ------           ------

                                                      1,431            4,610

   Application of Funds

   Net investments in tangible fixed
    assets                                   3,591             4,825
   Movement in fixed asset investments         (10)               25
   Decrease in revaluation reserve and
    deferred taxation owing to a
    revaluation of tangible fixed assets
    at December 31, 1989                       985               985
                                            ------            ------
                                                      4,566            5,835
                                                     ------           ------

                                                     (3,135)          (1,225)

   Working Capital

   (Increase)/Decrease in stocks            (1,653)            2,199
   (Increase)/Decrease in debtors               13              (388)
   (Increase)/Decrease in cash in hand           2                (4)
   (Decrease)/Increase in current liabilities,
    excluding bank overdraft                  (644)              444
                                            ------            ------

                                                     (2,282)           2,251
                                                     ------           ------

   (Increase)/Decrease in bank overdraft             (5,417)           1,026
                                                     ======           ======






                                       17PAGE

                                                                      ANNEXE 4
                                              to report dated January 10, 1995
                                   REFINING AND TRADING HOLLAND B.V., DELFZIJL

   OTHER INFORMATION

   PROFIT APPROPRIATION

   Articles of Association Provisions on Profit Appropriation

   Under Article 17 (5) of the Articles of Association it is the prerogative of the shareholders in general meeting to appropriate the profit.

   Treatment of the Loss

   It has been proposed to deduct the 1993/94 loss of NLG 1,319,000 from the general reserve. The balance sheet at June 30, 1994 has been drawn up on the assumption that this proposal will be adopted.

                                                                      ANNEXE 5

   SPECIAL POWERS GRANTED UNDER THE ARTICLES OF ASSOCIATION

        Stalt Holding B.V., the holder of 200 class A shares, has been granted the right to make binding nominations for one or more managing directors or supervisory directors. The annual General Meeting may, however, decide to overrule the binding nature of the nomination. The Board of Directors of Stalt Holding B.V. comprises Messrs. A.J. van Es, J.B. van Es and D.A. Slager.






















                                       18PAGE

                        REFINING AND TRADING HOLLAND B.V.
                                    DELFZIJL
         Financial Statements for the six months ended December 31, 1994




























                                       19PAGE

   BALANCE SHEET AT DECEMBER 31, 1994



   (In thousands of guilders)                Dec. 31, 1994      June 30,1994
   --------------------------------------    -------------      -------------

                 ASSETS
   Fixed Assets
   Tangible fixed assets                             13,806           14,687
   Fixed asset investments                              275              265
                                                     ------           ------

                                                     14,081           14,952

   Current Assets
   Stocks                                    3,877             1,769
   Debtors                                     830               735
   Cash at bank and in hand                      2                 3
                                            ------            ------

                                             4,709             2,507

   Current Liabilities                       7,571             6,032
                                            ------            ------
                                                     (2,862)          (3,525)
                                                     ------           ------

                                                     11,219           11,427
                                                     ======           ======

               LIABILITIES
   Provisions                                         2,043            2,190

   Investment grants equalisation account               800              685

   Capital and reserves                               8,376            8,552
                                                     ------           ------

                                                     11,219           11,427
                                                     ======           ======





                                       20PAGE

   PROFIT AND LOSS ACCOUNT FOR SIX MONTHS ENDED DECEMBER 31, 1994


   (In thousands of guilders)                 Dec. 31, 1994    Dec. 31, 1993
   --------------------------------------     -------------    -------------

   Net Turnover                              8,935              2,214
   Change in stocks of finished goods       (1,966)               300
                                            ------            -------

   Total Operating Income                             6,969            2,514

   Raw materials and consumables
   (including storage and freight)                    4,335            2,156
                                                     ------           ------

   Gross Profit                                       2,634              358

   Operating Expenses
   Personnel expenses                          802               910
   Depreciation                              1,256             1,055
   Other                                       848               777
                                            ------            ------

                                                      2,906            2,742
                                                     ------           ------

   Operating (Loss)/Profit                             (272)          (2,384)

   Realised portion of revaluation reserve              493              493
                                                     ------           ------

                                                        221           (1,891)
   Interest expense                                     159               39
                                                     ------           ------

   (Loss)/Profit Before Taxation                         62           (1,930)
   Taxes                                                 81              215
                                                     ------           ------

   Net (Loss)/Profit                                    143           (1,715)
                                                     ======            ======










                                       21PAGE

   STATEMENT OF SOURCE AND APPLICATION OF FUNDS


                                             Dec. 31, 1994     Dec. 31, 1993
                                             -------------     -------------

   Source of Funds

   Net (loss)/profit                                    143           (1,715)
   Depreciation                                       1,256            1,055
                                                     ------           ------

   Cash flow                                          1,399             (660)
   IPR grants received                                  308                -
   Provision for deferred taxation to profit            (81)             (81)
                                                     ------           ------

                                                      1,626             (741)

   Application of Funds

   Net investments in tangible fixed
    assets                                     461                 -
   Movement in fixed asset investments          10             3,392
   Decrease in revaluation reserve and
    deferred taxation owing to a
    revaluation of tangible fixed assets
    at December 31, 1989                       493               493
                                            ------            ------
                                                        964            3,885
                                                     ------           ------

                                                        662           (4,626)

   Working Capital

   Increase in stocks                       (2,108)             (521)
   Increase in debtors                         (95)           (1,978)
   Decrease in cash in hand                      1               938
   (Decrease)/Increase in current liabilities,
    excluding bank overdraft                  (388)            2,421
                                            -------           ------

                                                     (2,590)              860
                                                     ------           ------

   Increase in bank overdraft                        (1,928)          (3,766)
                                                     ======           ======







                                       22PAGE

   NOTES TO THE ACCOUNTS - December 31, 1994


   General

   The interim consolidated financial statements presented have been prepared without audit and, in the opinion of management, reflect all adjustments of a normal recurring nature necessary for a fair statement of the results of operations for the six-month periods ended December 31, 1994 and 1993, the financial position at December 31, 1994, and the source and application of funds for the six-month periods ended December 31, 1994 and 1993. Interim results are not necessarily indicative of results for the full year.

































                                       23PAGE

                                                                FORM 8-K/A


   Item 7. Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits

            (b) Pro Forma Combined Condensed Financial Information

                The following unaudited pro forma combined condensed statement of income sets forth the results of operations for the year ended April 1, 1995, as if the acquisition of Refining and Trading Holland B.V. (referred to as North Refinery in the following pro forma combined condensed financial information) by the Company had occurred at the beginning of fiscal 1995. A pro forma combined condensed balance sheet that sets forth the financial position as of April 1, 1995 has not been provided since North Refinery has been reflected in the consolidated balance sheet included in Thermo Process' Annual Report on Form 10-K for the year ended April 1, 1995 filed with the Securities and Exchange Commission. The pro forma combined condensed statement of income for the fiscal year ended April 1, 1995 includes the results of operations of North Refinery for the twelve months ended April 1, 1995, derived by adding North Refinery's results of operations for the fourth quarter of the fiscal year ended June 30, 1994, the six months ended December 31, 1994, and the third quarter of the fiscal year ended June 30, 1995. The acquisition has been accounted for using the purchase method of accounting. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition of North Refinery been consummated at the beginning of fiscal 1995. The financial statements filed under part (a) of this item should be read in conjunction with this pro forma combined condensed financial statement.












                                       24PAGE

                                                                    FORM 8-K/A



                           THERMO PROCESS SYSTEMS INC.
                                       and
                        REFINING AND TRADING HOLLAND B.V.
                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                   (Unaudited)


                                              Year Ended April 1, 1995
                                ---------------------------------------------
                                      Historical              Pro Forma
                                ---------------------   ---------------------
                                  Thermo    North
                                 Process   Refinery    Adjustments   Combined
                                --------   --------    -----------   --------
                                 (In thousands except per share amounts)

   Revenues                     $133,803    $  8,409     $      -   $142,212
                                --------    --------     --------   --------

   Costs and Operating Expenses:
     Cost of revenues             98,552       6,275            -    104,827
     Selling, general and
       administrative expenses    26,257       2,717          104     29,078
     New business development
       expenses                      883           -            -        883
                                --------    --------     --------   --------

                                 125,692       8,992          104    134,788
                                --------    --------     --------   --------

   Operating Income (Loss)         8,111        (583)        (104)     7,424

   Gain on Issuance of Stock by
     Subsidiary                    1,343           -            -      1,343
   Interest Income                 3,322           -         (260)     3,062
   Interest Expense               (2,855)       (172)           -     (3,027)
   Other Income (Expense)          1,092           -            -      1,092
                                --------    --------     --------   --------
   Income Before Income Taxes
     and Minority Interest        11,013        (755)        (364)     9,894

   Income Tax Provision           (2,630)         84          336     (2,210)
   Minority Interest Expense,
    Net                           (4,268)         (1)         265     (4,004)
                                --------    --------     --------   ---------

   Net Income                   $  4,115    $   (672)    $    237   $  3,680
                                ========    ========     ========   ========

   Earnings per Share           $    .24                            $    .21
                                ========                            ========

   Weighted Average Shares        17,143                              17,143
                                ========                            ========


   See notes to pro forma combined condensed financial statements.

                                       25PAGE

                                                                    FORM 8-K/A


                           THERMO PROCESS SYSTEMS INC.
                                       and
                        REFINING AND TRADING HOLLAND B.V.
            NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENT
                                   (Unaudited)


   Note A - Basis of Presentation

            The North Refinery historical financial statements, which are denominated in Dutch guilders, have been translated into U.S. dollars for these pro forma statements. The statement of income has been translated at the average exchange rate of 1.75 Dutch guilders per U.S. dollar for the twelve months ended April 1, 1995. The allocation of the purchase price is based on an estimate of the fair value of the net assets acquired and is subject to adjustment. To date, no information has been gathered that would cause the Company to believe that the final allocation of the purchase price will be materially different than the preliminary estimate.

   Note B - Pro Forma Adjustments to Pro Forma Combined Condensed Statement of
                Income

            The pro forma adjustment to "Selling, general and administrative expenses" represents an adjustment of 1.25% and 1.20% of North Refinery's revenues for the nine-month period ended December 31, 1994 and the three-month period ended April 1, 1995, respectively, for services provided under a services agreement between the Company and Thermo Electron Corporation.

            The pro forma adjustment to "Interest income" represents an estimate of the decrease in interest income attributable to the lower cash position as a result of the total cash payment of NLG 9,568,000 (approximately $6,180,000) to acquire North Refinery, calculated using an average interest rate of 4.75%.

            The pro forma adjustment to "Provision for income taxes" includes a reduction in income taxes associated with the adjustments above and an income tax benefit associated with the loss incurred at North Refinery, calculated at J. Amerika N.V.'s income tax rate of 37.5%.

            The pro forma adjustment to "Minority interest expense, net" represents J. Amerika N.V.'s 37.8% minority shareholder's interest at April 1, 1995 in North Refinery's net loss and the pro forma adjustments to the pro forma combined condensed statement of income.



                                       26PAGE

                                                                    FORM 8-K/A


   Item 7. Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits

            (c) Exhibits

                 1 Stock Purchase Agreement entered into on March 29, 1995, by and among Stalt Holding, B.V., Beheersmaatschappij J. Amerika N.V., A.J. Van Es, J.B. Van Es and D.A. Slager, and Thermo Process Systems Inc., previously filed.

                23 Consent of Moret Ernst & Young Accountants.



































                                       27PAGE

                                                                    FORM 8-K/A


                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 12th day of June 1995.



                                            THERMO PROCESS SYSTEMS INC.



                                            Paul F. Kelleher
                                            ---------------------------
                                            Paul F. Kelleher
                                            Chief Accounting Officer